Exhibit 99.1 December 6, 2022 JMP Securities Hematology & Oncology Summit Developing next-generation immunotherapies that address cancer immune resistance

Disclaimers and other information This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the proposed merger between Yumanity Therapeutics, Inc. (“Yumanity”) and Kineta, Inc. (“Kineta”) and the proposed asset sale to Janssen Pharmaceutica NV (“Janssen”), including whether and when the transactions will be consummated; statements about the structure, timing and completion of the proposed transactions; the listing of the combined company on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company after the closing of the proposed merger; the expected executive officers and directors of the combined company; the expected cash position of each of Yumanity and Kineta and the combined company at the closing of the proposed merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; Kineta having sufficient resources to advance its pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Yumanity, Kineta, Janssen and the institutional investors party to the securities purchase agreement, dated as of June 5, 2022 and as amended on October 24, 2022 and December 5, 2022, among Yumanity, Kineta and the institutional investors, to consummate the proposed merger, asset sale or the transactions contemplated by the securities purchase agreement, as applicable; (iii) risks related to Yumanity’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Yumanity stockholders and Kineta shareholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Yumanity’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) the risk that the amount of the dividend distributed to Yumanity stockholders in connection with the asset sale, if any, may be lower than currently anticipated; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), including the factors described in the section titled “Risk Factors” in Yumanity’s most recent Annual or Quarterly Report filed with the SEC, and in other filings that Yumanity makes and will make with the SEC in connection with the proposed transactions, including the Proxy Statement. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Kineta expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. 2

Disclaimers and other information Additional Information and Where to Find It This presentation may be deemed to be solicitation material with respect to the proposed transactions between Yumanity and Kineta and between Yumanity and Janssen. In connection with the proposed transactions, on August 29, 2022, Yumanity filed with the SEC a registration statement on Form S-4 (the “Initial Registration Statement”), as amended by Amendment No. 1 to the Initial Registration Statement filed with the SEC on October 3, 2022, Amendment No. 2 to the Initial Registration Statement filed with the SEC on October 24, 2022 and Amendment No. 3 to the Initial Registration Statement filed with the SEC on November 4, 2022 (together with the Initial Registration Statement, the “Registration Statement”), which contains a preliminary proxy statement and prospectus. The Registration Statement has been declared effective by the SEC on November 10, 2022. Yumanity subsequently filed the definitive proxy statement/prospectus (the “Proxy Statement”) on November 10, 2022, which has been mailed to stockholders of record as of the close of business on November 4, 2022. On December 5, 2022, Yumanity filed with the SEC and mailed to stockholders of record as of the close of business on November 4, 2022, a supplement to the proxy statement and prospectus contained in the Registration Statement (the “Prospectus Supplement”). Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they contain important information about Yumanity, Kineta and the proposed transactions. This presentation is not a substitute for the Registration Statement, the Proxy Statement, the Prospectus Supplement or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or by directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Each of Yumanity, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transactions. Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, is set forth in the Proxy Statement and will be set forth in any other relevant documents to be filed with the SEC. You may obtain free copies of these documents as described above. 3

Kineta is developing next-generation immunotherapies that address cancer immune resistance KVA12123: Potentially differentiated VISTA blocking immunotherapy expected to enter the clinic in 4Q 2022 Immuno- Monoclonal antibody (mAb) programs targeting CD27 and CD24 oncology Pipeline Large market opportunity in solid tumors KA listing on Nasdaq expected in 4Q 2022 following planned reverse merger close with Yumanity Therapeutics Strong Anticipated $37.5M from Yumanity + PIPE financing committed from existing investors financial position Cash runway anticipated to fund operations for 18-24 months from closing of reverse merger Partnerships* Significant value driving catalysts anticipated over the next 18 months 4 *Yumanity's ALS drug development program partnered with Merck, oncology drug development program licensed to Genentech and cystic fibrosis drug development program 4 licensed to FAIR Therapeutics will remain with the post-combination organization upon the consummation of the reverse merger between Kineta and Yumanity.

Immune resistance is a major challenge with current cancer therapy Next-generation cancer treatments require: Improving survival for checkpoint Blockade and down-regulation of immune response inhibitor (CPI) non-responders Mechanisms of (70-80%)* T cells lose cancer fighting Cancer Immune function Resistance Reprogramming the immune system to attack cancer Tumor cells are invisible to immune system Integrating innate and adaptive immune responses *Based on publicly available information 5

Kineta pipeline integrates innate and adaptive immunity to address mechanisms of cancer resistance Innate immunity Involved in early detection of cancer Necessary driver for appropriate adaptive immunity Significant cause of cancer resistance Adaptive immunity Most competitor drug development is focused only on T cell adaptive immunity 6

Kineta’s immuno-oncology pipeline aims to address the mechanisms of cancer immune resistance Pre- Drug program Discovery clinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Immuno-suppression: αVISTA mAb 4Q 2022: IND Approval & Initiate Phase 1 Indications: Advanced solid tumors 2Q 2023: Initiate pembrolizumab combo cohort KVA12123 NSCLC, CRC, OC 4Q 2023: Initial Phase 1 data readout Exhausted T-cells: αCD27 mAb 1H 2024: IND filing Indications: Advanced solid tumors 1H 2024: Start Phase 1 clinical study Kineta has also initiated an anti-CD24 antagonist mAb immunotherapy discovery program to address poor tumor immunogenicity in the TME and is working on identifying a lead candidate 7

KVA12123 Potentially differentiated VISTA blocking immunotherapy 8 8

VISTA is a key driver of immunosuppression in the tumor microenvironment • Immunosuppressive protein expressed on myeloid cells • Highly expressed in cold tumors including lung, colon and ovarian cancers • Correlates with poor outcomes in cancer patients • Up-regulated after CPI therapy and associated with treatment failure Melanoma patient survival by VISTA expression increases in melanoma patient 1 2 VISTA expression in tumor-infiltrating immune cells during KEYTRUDA® relapse/progression VISTA Negative VISTA Positive Brown staining in human tumors indicates VISTA expression References: 1. Kuklinski et al. 2018; 2. Kakavand et al. 2017 9

KVA12123: Potentially differentiated VISTA blocking immunotherapy

Product	Development stage	Isotype	pH Binding	Single Agent Tumor Model Efficacy	CRS Cytokine Release
Kineta KVA12123	Start Phase 1 in Q4 2022	Engineered IgG1 mAb that binds to a unique epitope	Binds at both physiologic pH and acidic pH in the TME	Strong single agent tumor growth inhibition and in combination with PD-1 in preclinical models	No CRS-associated cytokine release or neurotoxicity seen in preclinical models
Curis* CI-8993	Phase 1	IgG1	Physiologic	Moderate	TNFα, IFNγ, IL2, IL-1β
Pierre Fabre WO180	Phase 1				
Hummingbird HMBD002	Phase 1	IgG4	Physiologic	Moderate	IL-6
Pharmabcine PMC309	Preclinical	IgG1	Acidic & Physiologic	Moderate	IFNγ
Sensei SNS-101	Preclinical	IgG1	Acidic	Weak	TNFα

Other discovery stage programs: Apexigen, Five Prime Therapeutics/BMS, xCella Biosciences
Empty cells indicate no public data available

**Curis announced 11/9/2022 : "Concentrating its resources to focus on and accelerate emavusertib", the company's lead asset and "deprioritization of other programs" (CI-8993)*

KINETA®

Kineta data and analysis on file
10

Blocking VISTA can reverse immunosuppression in the TME Mechanisms of Cancer Immune Resistance Inhibits MDSC (myeloid-derived suppressor cells) Promotes T function eff Enhances NK cell activation Enhances monocyte activation 11

Blocking VISTA with KVA12123 activates both innate and adaptive immune cells

Increases monocyte differentiation and activation



monocyte
HLA-DR, CD80, CD86, CXCL10
HLA-DR MFI
3000
2000
1000
0
PBMC+Mono's
IgG1 3ug/ml
KVA12123

Reduces MDSC-mediated T cell suppression



MDSC
Absolute Count of Proliferating cells
150000
100000
50000
0
PBMC alone
IgG1
KVA12123

Increases HLA-dependent T cell activation



T cell
IFN (pg/mL)
1000
750
500
250
0
IgG1 3ug/ml
KVA12123

NK dependent mechanism of action



NK cell
+ NK
- NK
HLA-DR MFI
3000
2000
1000
0
IgG1 3ug/ml
KVA12123
IgG1 3ug/ml
KVA12123

Enhances NK cell activation



Gated NK-Cell(CD56+) Expressing CD137, 24hr
CD137 MFI
1000
750
500
250
0
IgG1 3ug/ml
KVA12123

KINETA®

Kineta data on file

12

KVA12123 demonstrates single agent tumor growth inhibition and in combination with PD-1 in preclinical models Combination Therapy Combination Therapy Monotherapy Monotherapy Colon Carcinoma Model MC38* Bladder Cancer Model MB49* Bladder Cancer Model MB49 T Cell Lymphoma Model EG7 hVISTA KI mice hVISTA KI mice hVISTA KI mice hVISTA KI mice Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume 1500 Mean Tumor Volume Mean Tumor Volume Human IgG1 3000 IgG Control KVA12.1 2000 2000 Control ms IgG2a Control ms IgG2a KVA12.2a Anti-mPD1 KVA-12.2a Anti-mPD1 KVA-12.2a KVA12.1/anti-mPD1 Combo KVA12.2a / Anti-mPD-1 1000 1500 1500 2000 1000 1000 500 1000 500 500 0 0 0 0 0 5 10 15 20 25 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 10 20 30 40 Days Post Implantation Days Post Implantation Days Post Implantation Days Post Implantation Tumor Growth Inhibition Tumor Growth Inhibition Tumor Growth Inhibition Tumor Growth Inhibition Anti-VISTA: 75% Anti-VISTA: 35-42% Anti-VISTA: 40% Anti-VISTA: 66% Anti-PD1: 42-60% Anti-PD1: 67% Combo: 68% Combo: 85% *Combination therapy studies used sub-optimal doses of each agent KVA12.2a: mouse isotype equivalent of KVA12123 Kineta data on file 13 3 Avg. Tumor Volume (mm ) 3 Avg. Tumor Volume (mm ) 3 Tumor Volume (mm ) 3 Avg. tumor volume (mm )

KVA12123 was observed to be well-tolerated in NHP toxicology studies No No change in CRS cytokine No treatment-related mortality levels (IL6 or TNFα) findings Well No overt clinical signs tolerated or weight loss Kineta has completed multiple, single and repeat-dose toxicology studies in NHP with doses of KVA12123 up to 100 mg/kg Kineta data on file 14

Clinical applications for KVA12123 are primarily focused on solid tumors with high levels of VISTA expression Lung Colon Ovary 20x 20x 20x Brown staining in human tumors indicates VISTA expression Kineta data on file 15 Human Tumor Normal

Phase 1 dose escalation study monotherapy and in combination with pembrolizumab in advanced solid tumors

Patient population: Patients with advanced solid tumors

Primary objectives: Safety and tolerability, Recommended Phase 2 dose (RP2D) or maximum tolerated dose (MTD) of KVA12123

Secondary objectives: Pharmacokinetics, Immunogenicity, Tumor response in subjects with advanced solid tumors per iRECIST (ORR)

Exploratory objectives: Biomarker and receptor occupancy

Part A

Planned dose levels for single-agent KVA12123 dose escalation monotherapy

IV=intravenous; Q2W=every 2 weeks (KVA12123)

3 mg ▸ 10 mg ▸ 30 mg ▸ 100 mg ▸ 300 mg ▸ 1000 mg

1-6 subjects in each cohort (3 mg, 10 mg)

3-6 subjects in each cohort (30 mg, 100 mg, 300 mg, 1000 mg)

Part B

Planned dose levels for KVA12123 dose escalation in combination with pembrolizumab

IV=intravenous; Q2W=every 2 weeks (KVA12123); Q6W=every 6 weeks (pembro)

30 mg ▸ 100 mg ▸ 300 mg ▸ 1000 mg

3-6 subjects in each cohort

KINETA®

The KVA12123 study is a Phase 1/2 clinical trial. Part A and Part B are presented above. Part C and Part D are Phase 2 expansion cohorts and will enroll patients with tumor types defined in Part A and Part B

16

1 Large commercial market NSCLC 980K annual new opportunity in initial patients $31.8B market indications in solid tumors for KVA12123 2 2.7M Colorectal cancer annual new patient population 1.1M annual new patients $10.3B market $48B market opportunity 3 Ovarian cancer 660K annual new patients $5.9B market Source: 1. NSCLC Globaldata: Global drug forecast and market analysis to 2028 2. CRC Globaldata: Global drug forecast and market analysis to 2028 17 3. OC Globaldata: Global drug forecast and market analysis to 2028

Strategic partnerships provide potential for a significant revenue stream Ongoing collaborations KCP506 for chronic Neuromuscular Program neuropathic pain diseases-ALS (Kineta) (Yumanity) Partner Up to $359M in milestones Up to $530M in milestones Key deal terms Received $21M in development funding Royalties on net sales since inception Research collaboration High single digits to & license agreement low teens royalties Research collaboration, option & license agreement Yumanity's ALS drug development program partnered with Merck, oncology drug development program licensed to Genentech and cystic fibrosis drug development program licensed to FAIR Therapeutics will remain with the post-combination organization upon the consummation of the reverse merger between Kineta and Yumanity. 18

Significant catalysts anticipated over next 18 months

2H 2022

4Q: KVA12123
Clinical collaboration with Merck (KEYTRUDA® drug supply agreement)

4Q: KVA12123
IND Approval

4Q: KVA12123
Initiate Phase 1 clinical study in advanced solid tumors

4Q: Genentech Partnership (KCP506)
Potential Phase 1 SAD/MAD/Pilot HEMP milestone

2023

1Q: αCD27 mAb
Initiate IND enabling studies

2Q: KVA12123
Initiate pembro combination cohorts

2Q: Merck Partnership (ALS)
Potential preclinical research milestone

4Q: KVA12123
Phase 1 initial data readout

4Q: Genentech Partnership (KCP506)
Genentech option

1H 2024

1H: KVA12123
Phase 1 consolidated safety data readout

1H: αCD27 mAb
IND filing

1H: αCD27 mAb
Initiate Phase 1 clinical study

1H: αCD24 mAb
Nominate candidate
Initiate IND enabling studies

KINETA®
19

Experienced leadership team Craig Philips Shawn Iadonato, PhD President Chief Executive Officer Keith Baker Thierry Guillaudeux, PhD Chief Financial Officer Chief Scientific Officer Jacques Bouchy Pauline Kenny EVP Investor Relations General Counsel & Business Development 20

Kineta is developing next-generation immunotherapies that address cancer immune resistance KVA12123: Potentially differentiated VISTA blocking immunotherapy expected to enter the clinic in 4Q 2022 Immuno- Monoclonal antibody (mAb) programs targeting CD27 and CD24 oncology Pipeline Large market opportunity in solid tumors KA listing on Nasdaq expected in 4Q 2022 following planned reverse merger close with Yumanity Therapeutics Strong Anticipated $37.5M from Yumanity + PIPE financing committed from existing investors financial position Cash runway anticipated to fund operations for 18-24 months from closing of reverse merger Partnerships* Significant value driving catalysts anticipated over the next 18 months 21 *Yumanity's ALS drug development program partnered with Merck, oncology drug development program licensed to Genentech and cystic fibrosis drug development program 21 licensed to FAIR Therapeutics will remain with the post-combination organization upon the consummation of the reverse merger between Kineta and Yumanity.

Developing next generation immunotherapies for cancer patients www.kinetabio.com I ir@kineta.us 22 22